UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 1, 2007

                           China Health Holding, Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)




           Nevada                      333-119034               98-0432681
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(State or other jurisdiction       (Commission File          (IRS Employer
      of incorporation)                 Number)            Identification No.)

                             Julianna Lu, BSc. MSc.
                             Chief Executive Officer
        101 Convention Center Drive, Suite 700, Las Vegas, NV 89109-2001
               (Address of principal executive offices) (Zip Code)
                   Issuer's telephone Number: 1 (877) 883-0979

                                 Mailing Address
               Suite 600 - 666 Burrard St., Park Place, Vancouver,
                        British Columbia, Canada V6C 2X8
                   Issuer's telephone Number: 1 (604) 608-6788

                                   Copies to:
                            Richard A. Friedman, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry Into a Material Definitive Agreement

Acquisition Agreement with Xi'An Meichen Pharmaceutical Co. Ltd.


     On January 1, 2007, China Health Holdings, Inc. (the "Company") executed an Acquisition Definitive Agreement (the "Agreement") with Xi'An Meichen Pharmaceutical Co. Ltd. ("Xi'An Meichen") to acquire all of the assets of Xi'An Meichen. Pursuant to the Agreement, the Company has agreed to acquire from Xi'An Meichen its pharmaceutical manufacturing facilities which are certified by the China State Food and Drug Administration ("China -SFDA"), a total of 43 China-SFDA certified pharmaceutical drugs, and a total of 25 MU lands, which is approximately 16,000 square meters (collectively the "Assets"). In consideration for the Assets, the Company has agreed to issue 20,000,000 shares of restricted common stock and pay $12,000,000 RMB (USD $1,535,313) to Xi'An Meichen. The Agreement contemplates that the transaction will be completed at a closing to be held on the first business day after the closing conditions are met or waived (the "Closing Conditions"), or on a date agreed upon by the parties. The closing conditions include, but are not limited to: (i) the satisfactory completion by each party of a review of the business operations, finances, assets and liabilities of the other party, (ii) delivery of such certificates and closing documents as each party's counsel may request, and (iii) the approval of all of the shareholders of Xi'An Meichen.


     No material relationship exists between Xi'An Meichen and the Company and/or its affiliates, directors, officers or any associate of an officer or director.

     Xi'An Meichen based in Shaanxi Province, PR China, is a drug manufacturer, developer and distributor with good manufacturing practices (GMP) certification from the China State Food and Drug Administration (China-SFDA). It manufactures and distributes a total of 43 China-SFDA certified herbal-based drugs and chemical-based drugs to China-SFDA Licensed Hospitals and drugstores across Shaanxi province and the People's Republic of China.



ITEM 9.01 Financial Statements and Exhibits.

(a)  Financial statements of business acquired.

     Not applicable.

(b)  Pro forma financial information.

     Not applicable.

(c)  Exhibits.

Exhibit
Number         Description
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10.1           Acquisition Definitive Agreement by and between China Health
               Holding, Inc. and Xi'An Meichen Pharmaceutical Co. Ltd. dated as of January 1, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             China Health Holding, Inc.



Date: January 5, 2007                        /s/ Julianna Lu
                                             --------------------------
                                             Julianna Lu
                                             Chief Executive Officer